Exhibit 10.13

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT’) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.

WARRANT TO PURCHASE SHARES OF SERIES F PREFERRED STOCK

of

TURIN NETWORKS, INC.

This warrant (the “Warrant”), dated as of January 16, 2004 certifies that, for good and valuable consideration, the receipt of which is hereby acknowledged, Name of Holder (the “Holder”), is entitled, upon surrender of this Warrant at the principal office of Turin Networks, Inc., a Delaware corporation (the “Company”) (or at such other place as the Company shall notify the Holder in writing), to purchase up to                              (00,000) shares of the Company’s Series F preferred stock (the “Series F Preferred Stock”) at a price of $0.74 per share, subject to adjustment pursuant to Section 7(a) hereof (such price, as adjusted from time to time, is herein referred to as the “Exercise Price” and such shares, as adjusted from time to time, the “Warrant Shares”). Such Series F Preferred Stock is convertible into shares of the Company’s common stock (the “Common Stock”) pursuant to the Company’s certificate of incorporation, as such may be amended from time to time.

Upon the conversion of the Company’s Preferred Stock into Common Stock pursuant to the Company’s charter documents, this Warrant shall represent a warrant to purchase the Company’s Common Stock for the same number of shares of Common Stock that such Series F Preferred Stock would have converted into had this Warrant been exercised immediately prior to such conversion.

1. Exercise Period. This Warrant shall be exercisable at any time, or from time to time, until May 24, 2015 (the “Exercise Period”), subject to Section 7(b) below.

2. Exercise of Warrant.

(a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part at any time, or from time to time, during the exercise period hereof as described in Section 1 above. Such exercise shall be effected by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company, upon payment of the Exercise Price in cash or by check or wire transfer.

(b) In lieu of the payment methods set forth in Section 2(a) above, the Holder may elect to exchange all or some of the Warrant for shares of Series F Preferred Stock equal to the value of the amount of the Warrant being exchanged on the date of exchange. If the Holder elects to exchange this Warrant as provided in this Section 2(b), the Holder shall tender to the Company the Warrant for the amount being exchanged, along with written notice of the Holder’s election to exchange some or all of the Warrant, and the Company shall issue to the Holder the number of shares of Series F Preferred Stock computed using the following formula:

X=Y(A-B)

          A

Where X = the number of shares of Series F Preferred Stock to be issued to the Holder.

Y = the number of shares of Series F Preferred Stock purchasable under the amount of the Warrant being exchanged (as adjusted to the date of such calculation).

A = the Market Price of one share of the Company’s Series F Preferred Stock.

B = Exercise Price (as adjusted to the date of such calculation).

All references herein to an “exercise” of the Warrant shall include an exchange pursuant to this Section 2(b).

(c) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Warrant Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Warrant Shares issuable upon such exercise. If such exercise is for fewer than all of the Warrant Shares, the Company shall additionally, as promptly as practicable on or after such date, at its expense, issue and deliver a replacement warrant identical to this Warrant except that the number of shares available for exercise shall be reduced by the number of Warrant Shares exercised.

(d) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering, the exercise of any portion of this Warrant may, at the election of the Holder, be conditioned upon the consummation of such public offering, in which case such exercise shall not be deemed to be effective until the consummation of such offering.

(e) In lieu of exercising this Warrant pursuant to Section 2 or pursuant to a net exercise, upon the closing of a transaction constituting a Change of Control (as defined below), the Holder shall receive in exchange from the acquiring person upon such closing, without the payment by the Holder of any additional consideration, an amount and type of consideration equal to the amount and type of consideration that would have been payable by the acquiring person in the Change of Control with respect to that number of shares of Warrant Shares that would have been issued had the Warrant been net exercised pursuant to Section 2(b).

3. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Market Price of such fraction. “Market Price” means, as to any security, the average of the closing sales prices of such security on all domestic securities exchanges on which such security is listed, or if such security is not so listed, the closing sales price for such security as reported on the NASDAQ National Market System, in each such case averaged over a period of twenty-one (21) trading days consisting of the day as of which “Market Price” is being determined and the twenty (20) consecutive trading days prior to such day. If at any time such security is not listed on any domestic securities exchange or reported on the NASDAQ National Market System, the “Market Price” shall be the fair value of such security as determined by the Board of Directors of the Company.

4. No Rights of Stockholder. The Holder shall not be entitled to vote or receive dividends or be deemed the holder of Warrant Shares or any other securities of the Company or receive any benefits thereunder, accrued or otherwise, that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Warrant Shares purchasable upon the exercise hereof shall have been issued, as provided herein.

5. Transfer of Warrant.

(a) Warrant Register. The Company will maintain a register (the “Warrant Register”) containing the names and addresses of the Holder (or Holders if any portion of this Warrant is transferred pursuant to this Section 5). Any Holder of this Warrant or any portion thereof may change his address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

(b) Non-transferability and Non-negotiability of Warrant. This Warrant and the underlying securities may not be transferred or assigned without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company); provided, however that the Holder may assign this Warrant to any limited partner, retired partner, constituent partner or member of a Holder which is a partnership or limited liability company, to any subsidiary, parent or stockholder of a Holder which is a corporation, or to an affiliate (as such term is defined in Rule 405 of the Securities Act) of a Holder which is a corporation, partnership or limited liability company or to a Holder’s family members or trust for the benefit of an individual Holder and his or her family members.

(c) Compliance with Securities Laws.

(i) Accredited Investor. The Holder is an “accredited investor” within the meaning of Rule 501 of Regulation D, as promulgated by the Securities and Exchange Commission (the “SEC”) and as presently in effect and understands the meaning of that term.

(ii) Restricted Securities. The Holder understands that this Warrant and the Warrant Shares issuable upon exercise hereof are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the “Act”) only in certain limited circumstances. In this connection, the Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

(iii) Further Limitations on Disposition. Without in any way limiting the representations set forth above, the Holder further agrees not to make any disposition of all or any portion of this Warrant or any Warrant Shares to be issued upon exercise hereof or conversion thereof unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 5, provided and to the extent such sections are then applicable, and:

(A) There is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

(B) (1) the Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (2) upon request by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such securities under the Act. The Company shall not unreasonably request such opinion of counsel.

(iv) Legends. This Warrant and all Warrant Shares issued upon exercise or conversion hereof may bear one or all of the following legends:

(A) “THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITIES, OR DELIVERY OF AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES THAT SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE WITH THE ACT.”

(B) Any legend required by the laws of any other applicable jurisdictions.

6. Reservation of Stock. The Company covenants that during the term this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the conversion of the Series F Preferred Stock obtainable upon exercise of this Warrant or the issuance of the Series F Preferred Stock upon exercise of this Warrant and, from time to time, will take all steps necessary to amend its certificate of incorporation to provide sufficient reserves of such shares of Common Stock and Series F Preferred Stock. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, as set forth herein, shall be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein) and shall be fully paid and non-assessable. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for Warrant Shares upon the exercise of this Warrant.

7. Adjustment of Exercise Price and Number of Warrant Shares. The number of and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a) Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Series F Preferred Stock, by split-up or otherwise, or combine its Series F Preferred Stock, or issue additional securities as a dividend with respect to any shares of its Series F Preferred Stock, the number of Warrant Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate purchase price payable for the total number of Warrant Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b) IPO, Reorganizations, Mergers, Consolidations or Transfers of Assets. Notwithstanding any provision to the contrary herein, this Warrant shall terminate, if not previously exercised, immediately prior to the consummation of (i) an underwritten public offering of the Company’s Common Stock pursuant to the Securities Act of 1933, as amended (an “IPO”) or (ii) a Change of Control (as deemed herein). A “Change of Control” means (A) a merger, consolidation or other acquisition of the Company approved by the Company’s stockholders, unless securities representing more than fifty percent (50%) of the total combined voting power of the voting securities of the successor corporation are immediately thereafter beneficially owned, directly or indirectly, by one or more of the persons who beneficially owned the Company’s outstanding voting securities immediately prior to such transaction, or (B) the sale, transfer or other disposition of all or substantially all of the Company’s assets.

(c) Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise or conversion of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of shares, the adjusted Exercise Price and the type of securities or property thereafter purchasable upon exercise of the Warrant.

(d) No Impairment. Except and to the extent waived or consented to by the Holder, the Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

8. Amendments.

(a) Any term of this Warrant may be amended with the written consent of the Company and the Holder.

(b) No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

9. Miscellaneous.

(a) Governing Law. This Warrant shall be governed by and construed under the laws of the State of California, excluding that body of law relating to conflict of laws.

(b) Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof in the case of the Company, and on the Warrant Register in the case of the Holder, or at such other address as such party may designate by ten (10) days’ advance written notice to the other parties.

(c) Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(d) Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of indemnity reasonably satisfactory to the Company (an indemnity of the Holder shall be satisfactory), or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

(e) Entire Agreement. This Warrant and the other documents delivered pursuant hereto or thereto or referred to herein or therein, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof.

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IN WITNESS WHEREOF, the parties have executed this Warrant as of the date first written above.

COMPANY:

TURIN NETWORKS, INC.

By:
Name:
Title:

HOLDER:

(Name of Holder)

By:
Name:
Title:

NOTICE OF EXERCISE

To: TURIN NETWORKS, INC.

(1) The undersigned hereby elects to purchase          shares of the Series F Preferred Stock of Turin Networks, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares.

(2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of capital stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of capital stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws or unless sold pursuant to Rule 144 of such Act.

(3) Please issue a certificate or certificates representing said shares of Series F Preferred Stock in the name of the undersigned or in such other name as is specified below:

By:
Name:
Title: